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                                                                     Rule 497(d)

                                                              File No. 333-35244

   Supplement dated November 13, 2000 to the Prospectus dated April 27, 2000

                                  Nuveen Unit
                               Trusts, Series 89
                 Nuveen Nasdaq 100 Index Portfolio, April 2000

The maximum sales charge for the Portfolio is a fixed dollar amount of $0.45 per Unit. The maximum sales charge is reduced in accordance with the schedule provided in the Prospectus. Previously, the maximum sales charge could not exceed 5.5% of the Public Offering Price. Effective November 13, 2000, notwithstanding anything to contrary in the Prospectus, the maximum sales charge may not exceed 6.50% of the Public Offering Price.